EXHIBIT 10.1


                SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

            This Second Amendment, dated as of May 21, 1998, is made by and between MEDAMICUS, INC., a Minnesota corporation (the "Borrower"), and NORWEST CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

            The Borrower and the Lender have entered into a Credit and Security Agreement dated as of March 5, 1996, as amended by First Amendment to Credit and Security Agreement dated as of June 24, 1997 (as amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

            The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

            1. Defined Terms. Capitalized terms used in this Second Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

            "'Second Amendment' means that certain Second Amendment to Credit and Security Agreement, dated as of May 21, 1998."

            2. Book Net Worth Covenant. Section 6.7 of the Credit Agreement is hereby amended in its entirety and replaced with the following:

            "Section 6.7 Minimum Book Net Worth. The Borrower will at all times maintain during each period described below, its Book Net Worth (on an unconsolidated, Borrower-only basis), determined as of the end of each month, of at least the amount set forth opposite such period:

            ------------------------------ ------------------------------
                       PERIOD                 MINIMUM BOOK NET WORTH
            ------------------------------ ------------------------------
                April 1, 1998 through
                    June 30, 1998                   $2,400,000
            ------------------------------ ------------------------------

            3. New Compliance Certificate. Attached hereto as Exhibit A is the revised form of Compliance Certificate.

            4. No Other Changes. Except as explicitly amended by this Second Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

            5. Conditions Precedent. This Second Amendment shall be effective when the Lender shall have received an executed original hereof, together with such other matters as the Lender may require, each in substance and form acceptable to the Lender in its sole discretion.

            6. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

            (a) The Borrower has all requisite power and authority to execute this Second Amendment and to perform all of its obligations hereunder, and this Second Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

            (b) The execution, delivery and performance by the Borrower of this Second Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

            (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

            7. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

            8. No Waiver. The execution of this Second Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any

Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Second Amendment.

            9. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Second Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

            10. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Second Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

            11. Miscellaneous. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.


NORWEST CREDIT, INC.                       MEDAMICUS, INC.



By                                         By
   -----------------------------------        ----------------------------------
   Roger A. Pfiffner                          James Hartman
   Its Assistant Vice President               Its President

                                         Exhibit A to Second Amendment to Credit
                                                          and Security Agreement


                             COMPLIANCE CERTIFICATE

To:         Diane G. Conley
            Norwest Credit, Inc.

Date:       __________________, 199___

Subject:    MedAmicus, Inc.
            Financial Statements

            In accordance with our Credit and Security Agreement dated as of March 5, 1996, as amended by First Amendment to Credit and Security Agreement dated as of June 24, 1997 (as amended, the "Credit Agreement"), attached are the financial statements of MedAmicus, Inc. (the "Borrower") as of and for ________________, 19___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

            I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the date thereof.

            Events of Default. (Check one):

      |_| The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

      |_| The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

            Financial Covenants.  I further hereby certify as follows:

            1. Minimum Book Net Worth. Pursuant to Section 6.7 of the Credit Agreement, as of the Reporting Date, the Borrower's Book Net Worth was $____________, which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:

                                PERIOD              MINIMUM BOOK NET WORTH
                                ------              ----------------------

                        April 1, 1998 through
                             June 30, 1998                $2,400,000

                        Attached hereto are all relevant facts in reasonable
            detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                         MEDAMICUS, INC.


                                         By
                                            -------------------------------
                                              Its Chief Financial Officer